UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place,4th Fl.

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: August 31,

Date of reporting period: August 31, 2007

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT

AUGUST 31, 2007

Legg Mason Partners

Aggressive Growth Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners

Aggressive Growth Fund

Annual Report  •  August 31, 2007

What’s

Inside

Fund Objective

The Fund seeks capital appreciation. It seeks to achieve this objective by investing primarily in common stocks of companies that the manager believes are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of the companies which comprise the S&P 500 Index.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy produced mixed results during the 12-month reporting period ended August 31, 2007. After a 1.1% advance in the third quarter of 2006, U.S. gross domestic product (“GDP”)i expanded 2.1% in the fourth quarter. In the first quarter of 2007, GDP growth was a mere 0.6%, according to the U.S. Commerce Department. This was the lowest growth rate since the fourth quarter of 2002. The economy then rebounded, as second quarter 2007 GDP growth was a solid 3.8%. Given the modest increase earlier in the year, this higher growth rate was not unexpected.

Late in the reporting period, the U.S. fixed-income markets were extremely volatile, which negatively impacted market liquidity conditions. Initially, the concern on the part of market participants was limited to the subprime segment of the mortgage-backed market. These concerns broadened, however, to include a wider range of financial institutions and markets. As a result, domestic and international equity markets experienced heightened volatility at the end of the fiscal year.

Abrupt tightening in the credit markets and economic strains late in the fiscal year prompted action by the Federal Reserve Board (“Fed”)ii. The Fed initially responded by lowering the discount rate—the rate the Fed uses for loans it makes directly to banks—from 6.25% to 5.75% in mid-August 2007. Then, at its meeting on September 18, 2007, after the close of the reporting period, the Fed reduced the federal funds rateiii from 5.25% to 4.75% and the discount rate to 5.25%. This marked the first reduction in the federal funds rate since June 2003. In its statement accompanying the September 2007 meeting, the Fed stated: “Economic growth was moderate during the first half of the year, but the tightening of credit conditions has the potential to intensify the housing correction and to restrain economic

Legg Mason Partners Aggressive Growth Fund         I

growth more generally. Today’s action is intended to help forestall some of the adverse effects on the broader economy that might otherwise arise from the disruptions in financial markets and to promote moderate growth over time.”

Despite periods of extreme volatility at the end of the fiscal year, overall, the stock market produced strong results during the 12-month reporting period. After rising in eight of the first nine months of the period, the market reversed course in June and July 2007. Earlier in the fiscal year, stock prices rose on the back of solid corporate profits, an active merger and acquisition (“M&A”) environment and hopes that the Fed would lower the federal funds rate in 2007. Equity prices then faltered in June and July 2007 due to troubles in the housing market and expectations that the Fed would not lower short-term interest rates in the foreseeable future. The stock market then rallied in late August 2007 as the Fed lowered the discount rate and indicated that it had not ruled out reducing the federal funds rate. All told, the S&P 500 Indexiv returned 15.13% during the 12 months ended August 31, 2007.

Looking at the U.S. stock market more closely, mid-cap stocks outperformed their large- and small-cap counterparts, as the Russell Midcapv, Russell 1000vi, and Russell 2000vii Indexes returned 16.18%, 15.27% and 11.36%, respectively, for the 12 months ended August 31, 2007. From an investment-style perspective, growth stocks outperformed value stocks, with the Russell 3000 Growthviii and Russell 3000 Valueix Indexes returning 17.58% and 12.31%, respectively.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining,

II         Legg Mason Partners Aggressive Growth Fund

among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

September 28, 2007

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

vi

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

vii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Legg Mason Partners Aggressive Growth Fund          III

Fund Overview

Q. What were the overall market conditions during the Fund’s reporting period?

A. For the 12 months ended August 31, 2007, the stock market, in general, advanced, despite increasing levels of volatility and widening macroeconomic concerns. The stock market rose steadily for most of the reporting period, and several leading stock indexes, including the Dow Jones Industrial Average (“DJIA”)i, set record highs during the period. However, following new highs set in July 2007, the broad stock market dropped precipitously as issues surrounding the subprime mortgage market continued to fester and developed into a larger credit crisis. The subsequent unwinding of leverage and problems at certain quant driven hedge funds helped to contribute to growing levels of investor pessimism and fear. The Federal Reserve Board (“Fed”)ii, which had not altered its key federal funds rateiii over the course of the fiscal year, took steps to help avoid a full-fledged crisis (including a 50 basis point cut in the discount rate in mid-August 2007), but did not lower the federal funds rate during the period. In mid- September 2007, after the fiscal year ended, the Fed reduced the federal funds rate from 5.25% to 4.75%.

Performance Review

For the 12 months ended August 31, 2007, Class A shares of Legg Mason Partners Aggressive Growth Fund, excluding sales charges, returned 5.49%. These shares underperformed the Fund’s unmanaged benchmark, the Russell 3000 Growth Indexiv, which returned 17.58% for the same period. The Lipper Multi-Cap Growth Funds Category Average1 increased 19.37% over the same time frame.

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended August 31, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 515 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Partners Aggressive Growth Fund 2007 Annual Report         1

Performance Snapshot as of August 31, 2007 (excluding sales charges) (unaudited)

	6 months	12 months
Aggressive Growth Fund — Class A Shares	2.49%	5.49%

Russell 3000 Growth Index	7.21%	17.58%

Lipper Multi-Cap Growth Funds Category Average[1]	8.49%	19.37%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/InvestorServices.
Excluding sales charges, Class B shares returned 2.06%, Class C shares returned 2.17%, Class I shares returned 2.71% and Class R shares returned 2.45% over the six months ended August 31, 2007. Excluding sales charges, Class B shares returned 4.61%, Class C shares returned 4.81% and Class I shares returned 5.95% over the 12 months ended August 31, 2007. Performance information for the 12-month period is not provided for Class R as this share class commenced operations on December 28, 2006.
Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.
Performance of Class FI shares is not shown because Class FI only recently commenced operations.
All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.

Total Annual Operating Expenses (unaudited)
As of the Fund’s most current prospectus dated April 16, 2007, the gross total operating expenses for Class A, B, C, I, R and FI shares were 1.11%, 1.92%, 1.78%, 0.70%, 1.35% and 1.10%, respectively.

Q. What were the most significant factors affecting Fund performance?

A. Relative to its benchmark, the Russell 3000 Growth Index, both the Fund’s overall stock selection and overall sector allocation negatively impacted performance for the period. The Fund’s stock selection in the energy and industrials sectors, along with its underweight to the consumer staples sector and its overweight to the energy sector, made positive contributions to relative performance for the period. Significant detractors from relative performance for the period included the Fund’s stock selection in the health care, information technology (“IT”), financials, and consumer discretionary sectors, along with its overweights to the consumer discretionary, health care and industrials sectors and its underweights to the IT, materials, telecommunications services and industrials sectors.

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended August 31, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 560 funds for the six-month period and among the 515 funds for the 12-month period in the Fund’s Lipper category, and excluding sales charges.

2         Legg Mason Partners Aggressive Growth Fund 2007 Annual Report

What were the leading contributors to performance?

A. In terms of individual Fund holdings, leading contributors to performance for the period included Weatherford International Ltd. and Grant Prideco Inc., both in the energy sector, Biogen Idec Inc. in the health care sector, Cablevision Systems Corp. in the consumer discretionary sector, and L-3 Communications Holdings Inc. in the industrials sector.

What were the leading detractors from performance?

A. In terms of individual Fund holdings, leading detractors from performance for the period included Amgen Inc. and Forest Laboratories Inc., both in the health care sector, Lehman Brothers Holdings Inc. in the financials sector, and Micron Technology Inc. and Motorola Inc., both in the IT sector.

Q. Were there any significant changes to the Fund during the reporting period?

A. Over the course of the reporting period, several of the Fund’s smaller holdings were acquired by, or merged with other companies and several smaller positions were closed. Also, the Fund received shares of two new companies, Tyco Electronics Ltd. and Covidien Ltd., established when existing Fund holding Tyco International Ltd. split into three separate entities in June. However, there were no significant changes made to the Fund’s overall sector allocation or to any of its leading positions during the reporting period.

Thank you for your investment in Legg Mason Partners Aggressive Growth Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Richard Freeman

ClearBridge Advisors, LLC

September 18, 2007

Legg Mason Partners Aggressive Growth Fund 2007 Annual Report         3

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of August 31, 2007 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: UnitedHealth Group Inc. (8.2%), Anadarko Petroleum Corp. (7.3%), Weatherford International Ltd. (7.2%), Lehman Brothers Holdings Inc. (7.2%), Biogen Idec Inc. (4.9%), Comcast Corp., Special Class A Shares (4.3%), Genzyme Corp. (4.2%), Amgen Inc. (3.4%), Cablevision Systems Corp., New York Group, Class A Shares (3.2%) and Merrill Lynch & Co. Inc. (3.2%).

Please refer to pages 10 through 13 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of August 31, 2007 were: Health Care (31.0%), Energy (18.8%), Consumer Discretionary (16.8%), Information Technology (14.4%) and Financials (13.1%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Keep in mind, the Fund may invest a significant portion of its assets in small- and mid-cap companies, which may be more volatile than an investment that focuses only on large-cap companies. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]

The Dow Jones Industrial Average (“DJIA”) is a widely followed measurement of the stock market. The average is comprised of 30 stocks that represent leading companies in major industries. These stocks, widely held by both individual and institutional investors, are considered to be all blue-chip companies.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities).

4         Legg Mason Partners Aggressive Growth Fund 2007 Annual Report

Fund at a Glance (unaudited)

Legg Mason Partners Aggressive Growth Fund 2007 Annual Report         5

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on March 1, 2007 and held for the six months ended August 31, 2007.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(3)	Expenses Paid During the Period(4)
Class A	2.49%	$1,000.00	$1,024.90	1.15%	$5.87

Class B	2.06	1,000.00	1,020.60	1.99	10.14

Class C	2.17	1,000.00	1,021.70	1.79	9.12

Class I(5)	2.71	1,000.00	1,027.10	0.71	3.63

Class R	2.45	1,000.00	1,024.50	1.24	6.33

Class FI(6)	(3.78)	1,000.00	962.20	1.00	3.31

(1)	For the six months ended August 31, 2007, unless otherwise noted.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.

(4)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

(5)	As of November 20, 2006, Class Y shares were renamed Class I shares.

(6)	For the period April 30, 2007 (inception date) to August 31, 2007.

6         Legg Mason Partners Aggressive Growth Fund 2007 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(2)	Expenses Paid During the Period(3)
Class A	5.00%	$1,000.00	$1,019.41	1.15%	$5.85

Class B	5.00	1,000.00	1,015.17	1.99	10.11

Class C	5.00	1,000.00	1,016.18	1.79	9.10

Class I(4)	5.00	1,000.00	1,021.63	0.71	3.62

Class R	5.00	1,000.00	1,018.95	1.24	6.31

Class FI(5)	5.00	1,000.00	1,013.48	1.00	3.39

(1)	For the six months ended August 31, 2007, unless otherwise noted.

(2)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.

(3)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

(4)	As of November 20, 2006, Class Y shares were renamed Class I shares.

(5)	For the period April 30, 2007 (inception date) to August 31, 2007.

Legg Mason Partners Aggressive Growth Fund 2007 Annual Report         7

Fund Performance

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class A	Class B	Class C	Class I(3)	Class R	Class FI
Twelve Months Ended 8/31/07	5.49%	4.61%	4.81%	5.95%	N/A	N/A

Five Years Ended 8/31/07	13.13	12.22	12.35	13.61	N/A	N/A

Ten Years Ended 8/31/07	11.56	10.65	10.75	11.99	N/A	N/A

Inception* through 8/31/07	13.53	13.23	13.58	13.12	(0.74)%	(3.78)%

	With Sales Charges(4)
	Class A(5)	Class B	Class C	Class I(3)	Class R	Class FI
Twelve Months Ended 8/31/07	(0.58)%	(0.39)%	3.81%	5.95%	N/A	N/A

Five Years Ended 8/31/07	11.80	12.09	12.35	13.61	N/A	N/A

Ten Years Ended 8/31/07	10.90	10.65	10.75	11.99	N/A	N/A

Inception* through 8/31/07	13.25	13.23	13.58	13.12	(0.74)%	(3.78)%

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)
Class A (8/31/97 through 8/31/07)	198.52%

Class B (8/31/97 through 8/31/07)	175.07

Class C (8/31/97 through 8/31/07)	177.52

Class I(3) (8/31/97 through 8/31/07)	210.32

Class R (Inception* through 8/31/07)	(0.74)

Class FI (Inception* through 8/31/07)	(3.78)

(1)

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

(3)	As of November 20, 2006, Class Y shares were renamed Class I shares.

(4)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

(5)	Class A shares maximum initial sales charge increased from 5.00% to 5.75% on November 20, 2006.

*	Inception dates for Class A, B, C, I, R and FI shares are October 24, 1983, November 6, 1992, May 13, 1993, January 30, 1996, December 28, 2006 and April 30, 2007, respectively.

8         Legg Mason Partners Aggressive Growth Fund 2007 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Class A Shares of Legg Mason Partners Aggressive Growth Fund vs. Russell 3000 Growth Index† (August 1997 — August 2007)

†	Hypothetical illustration of $10,000 invested in Class A shares on August 31, 1997, assuming deduction of the maximum initial sales charge of 5.75% at the time of investment and reinvestment of all distributions, including returns of capital, if any, at net asset value through August 31, 2007. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason Partners Aggressive Growth Fund 2007 Annual Report         9

Schedule of Investments (August 31, 2007)

LEGG MASON PARTNERS AGGRESSIVE GROWTH FUND

Shares	Security	Value

COMMON STOCKS — 99.8%
CONSUMER DISCRETIONARY — 16.8%
Media — 16.5%
9,011,600	Cablevision Systems Corp., New York Group, Class A Shares*	$302,339,180
804,600	CBS Corp., Class B Shares	25,352,946
1,938,200	Comcast Corp., Class A Shares*	50,567,638
15,639,100	Comcast Corp., Special Class A Shares*	404,427,126
1,575,800	Discovery Holding Co., Class A Shares*	39,584,096
715,531	Liberty Global Inc., Series A Shares*	29,322,460
725,648	Liberty Global Inc., Series C Shares*	28,626,814
811,100	Liberty Media Holding Corp., Capital Group, Series A Shares*	88,401,789
4,055,300	Liberty Media Holding Corp., Interactive Group, Series A Shares*	76,929,041
22,246,200	Sirius Satellite Radio Inc.*	66,071,214
11,447,500	Time Warner Inc.	217,273,550
804,600	Viacom Inc., Class B Shares*	31,749,516
4,986,900	Walt Disney Co.	167,559,840
1,019,600	World Wrestling Entertainment Inc., Class A Shares	15,446,940

	Total Media	1,543,652,150

Specialty Retail — 0.3%
2,694,800	Charming Shoppes Inc.*	24,360,992

	TOTAL CONSUMER DISCRETIONARY	1,568,013,142

ENERGY — 18.8%
Energy Equipment & Services — 11.5%
1,304,600	Core Laboratories NV*	146,245,660
4,643,600	Grant Prideco Inc.*	256,791,080
11,543,000	Weatherford International Ltd.*	673,880,340

	Total Energy Equipment & Services	1,076,917,080

Oil, Gas & Consumable Fuels — 7.3%
13,807,500	Anadarko Petroleum Corp.	676,291,350

	TOTAL ENERGY	1,753,208,430

FINANCIALS — 13.1%
Capital Markets — 10.9%
1,378,700	Cohen & Steers Inc.	45,814,201
27,800	Goldman Sachs Group Inc.	4,893,078
12,174,300	Lehman Brothers Holdings Inc.	667,516,869
3,990,400	Merrill Lynch & Co. Inc.	294,092,480

	Total Capital Markets	1,012,316,628

Diversified Financial Services — 0.3%
831,500	CIT Group Inc.	31,239,455

See Notes to Financial Statements.

10         Legg Mason Partners Aggressive Growth Fund 2007 Annual Report

Schedule of Investments (August 31, 2007) (continued)

Shares	Security	Value

Thrifts & Mortgage Finance — 1.9%
4,171,200	Astoria Financial Corp.	$108,743,184
3,985,800	New York Community Bancorp Inc.	70,508,802

	Total Thrifts & Mortgage Finance	179,251,986

	TOTAL FINANCIALS	1,222,808,069

HEALTH CARE — 31.0%
Biotechnology — 16.1%
1,373,100	Alkermes Inc.*	23,136,735
6,260,500	Amgen Inc.*	313,713,655
138,875	AP Pharma Inc.*	293,026
7,197,600	Biogen Idec Inc.*	459,350,832
493,100	Genentech Inc.*	36,888,811
6,338,600	Genzyme Corp.*	395,592,026
4,263,900	ImClone Systems Inc.*	145,228,434
973,300	Isis Pharmaceuticals Inc.*	12,010,522
499,875	Micromet Inc.*	1,034,741
4,171,200	Millennium Pharmaceuticals Inc.*	42,337,680
815,700	Nabi Biopharmaceuticals*	2,887,578
1,853,900	Vertex Pharmaceuticals Inc.*	72,227,944
575,265	ViaCell Inc.*	2,473,640

	Total Biotechnology	1,507,175,624

Health Care Equipment & Supplies — 1.5%
3,452,300	Covidien Ltd.*	137,505,109

Health Care Providers & Services — 8.2%
15,235,500	UnitedHealth Group Inc.	761,927,355

Life Sciences Tools & Services — 0.0%
602,500	Nanogen Inc.*	602,500

Pharmaceuticals — 5.2%
1,101,576	Anesiva Inc.*	7,171,260
1,490,600	BioMimetic Therapeutics Inc.*	22,463,342
7,415,400	Forest Laboratories Inc.*	279,041,502
1,483,100	Johnson & Johnson	91,640,749
742,020	Teva Pharmaceutical Industries Ltd., ADR	31,906,860
3,336,900	Valeant Pharmaceuticals International*	52,622,913

	Total Pharmaceuticals	484,846,626

	TOTAL HEALTH CARE	2,892,057,214

INDUSTRIALS — 5.7%
Aerospace & Defense — 3.0%
2,789,575	L-3 Communications Holdings Inc.	274,801,033

Industrial Conglomerates — 1.6%
3,452,300	Tyco International Ltd.	152,453,568

See Notes to Financial Statements.

Legg Mason Partners Aggressive Growth Fund 2007 Annual Report         11

Schedule of Investments (August 31, 2007) (continued)

Shares	Security	Value

Machinery — 1.1%
2,586,600	Pall Corp.	$98,627,058

	TOTAL INDUSTRIALS	525,881,659

INFORMATION TECHNOLOGY — 14.4%
Communications Equipment — 2.8%
2,943,000	C-COR Inc.*	33,873,930
6,952,000	Motorola Inc.	117,836,400
625,772	Nokia Oyj	20,632,682
2,711,228	Nokia Oyj, ADR	89,145,176

	Total Communications Equipment	261,488,188

Computers & Peripherals — 3.3%
324,400	LaserCard Corp.*	3,646,256
5,700,600	Quantum Corp.*	18,298,926
3,693,800	SanDisk Corp.*	207,074,428
2,947,750	Seagate Technology	76,110,905

	Total Computers & Peripherals	305,130,515

Electronic Equipment & Instruments — 1.5%
638,700	Excel Technology Inc.*	17,385,414
3,452,300	Tyco Electronics Ltd.*	120,381,701

	Total Electronic Equipment & Instruments	137,767,115

Semiconductors & Semiconductor Equipment — 5.4%
4,616,100	Broadcom Corp., Class A Shares*	159,255,450
761,300	Cabot Microelectronics Corp.*	31,761,436
3,262,800	Cirrus Logic Inc.*	22,219,668
1,205,000	Cree Inc.*	32,053,000
1,177,200	DSP Group Inc.*	20,518,596
3,040,300	Intel Corp.	78,287,725
8,342,300	Micron Technology Inc.*	95,519,335
926,900	RF Micro Devices Inc.*	5,515,055
684,200	Standard Microsystems Corp.*	24,617,516
2,688,100	Teradyne Inc.*	40,025,809

	Total Semiconductors & Semiconductor Equipment	509,773,590

Software — 1.4%
1,019,600	Advent Software Inc.*	40,855,372
1,575,800	Autodesk Inc.*	72,991,056
631,100	Microsoft Corp.	18,131,504

	Total Software	131,977,932

	TOTAL INFORMATION TECHNOLOGY	1,346,137,340

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $5,418,303,064)	9,308,105,854

See Notes to Financial Statements.

12         Legg Mason Partners Aggressive Growth Fund 2007 Annual Report

Schedule of Investments (August 31, 2007) (continued)

Face Amount	Security	Value

SHORT-TERM INVESTMENT — 0.3%
Repurchase Agreement — 0.3%
$24,309,000	Interest in $742,501,000 joint tri-party repurchase agreement dated 8/31/07 with Greenwich Capital Markets Inc., 5.200% due 9/4/07; Proceeds at maturity — $24,323,045; (Fully collateralized by various U.S. government agency obligations, 4.500% to 7.500% due 1/1/08 to 9/1/47; Market value — $24,795,284) (Cost — $24,309,000)	$24,309,000

	TOTAL INVESTMENTS — 100.1% (Cost — $5,442,612,064#)	9,332,414,854
	Liabilities in Excess of Other Assets — (0.1)%	(9,725,650)

	TOTAL NET ASSETS — 100.0%	$9,322,689,204

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $5,442,663,137.

Abbreviation used in this schedule:
ADR	— American Depositary Receipt

See Notes to Financial Statements.

Legg Mason Partners Aggressive Growth Fund 2007 Annual Report         13

Statement of Assets and Liabilities (August 31, 2007)

ASSETS:
Investments, at value (Cost — $5,442,612,064)	$9,332,414,854
Cash	475,327
Receivable for Fund shares sold	8,072,637
Dividends and interest receivable	4,152,180
Prepaid expenses	51,719

Total Assets	9,345,166,717

LIABILITIES:
Payable for Fund shares repurchased	9,087,684
Investment management fee payable	5,866,742
Distribution fees payable	4,077,365
Transfer agent fees payable	3,088,534
Trustees’ fees payable	73,464
Deferred compensation payable	651
Accrued expenses	283,073

Total Liabilities	22,477,513

Total Net Assets	$9,322,689,204

NET ASSETS:
Par value (Note 5)	$845
Paid-in capital in excess of par value	5,656,676,477
Accumulated net investment loss	(42,696)
Accumulated net realized loss on investments and foreign currency transactions	(223,748,230)
Net unrealized appreciation on investments and foreign currencies	3,889,802,808

Total Net Assets	$9,322,689,204

Shares Outstanding:
Class A	37,744,183

Class B	19,208,558

Class C	17,487,023

Class I(1)	10,033,004

Class R	25,108

Class FI	13,144

Net Asset Value:
Class A (and redemption price)	$115.36

Class B *	$101.76

Class C *	$102.81

Class I(1) (and redemption price)	$120.78

Class R (and redemption price)	$115.30

Class FI (and redemption price)	$115.43

Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)**	$122.40

(1)	As of November 20, 2006, Class Y shares were renamed Class I shares.

*	Redemption price per share is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).
**	Class A shares maximum initial sales charge increased from 5.00% to 5.75% on November 20, 2006.

See Notes to Financial Statements.

14         Legg Mason Partners Aggressive Growth Fund 2007 Annual Report

Statement of Operations (For the year ended August 31, 2007)

INVESTMENT INCOME:
Dividends	$58,078,787
Interest	2,038,399
Less: Foreign taxes withheld	(362,519)

Total Investment Income	59,754,667

EXPENSES:
Investment management fee (Note 2)	73,906,858
Distribution fees (Notes 2 and 4)	52,909,867
Transfer agent fees (Note 4)	15,075,822
Restructuring and reorganization fees (Note 11)	1,566,666
Shareholder reports (Note 4)	727,213
Trustees’ fees (Note 11)	508,600
Insurance	239,931
Legal fees	225,711
Registration fees	223,450
Custody fees	65,134
Audit and tax	60,864
Miscellaneous expenses	41,587

Total Expenses	145,551,703
Less: Fee waivers and/or expense reimbursements (Notes 2 and 11)	(71,494)

Net Expenses	145,480,209

Net Investment Loss	(85,725,542)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Securities sold	(219,829,654)
Securities delivered in-kind (Note 5)	525,602,823
Foreign currency transactions	(5,016)

Net Realized Gain	305,768,153

Change in Net Unrealized Appreciation/Depreciation From:
Investments	331,296,236
Foreign currencies	18

Change in Net Unrealized Appreciation/Depreciation	331,296,254

Net Gain on Investments and Foreign Currency Transactions	637,064,407

Increase in Net Assets From Operations	$551,338,865

See Notes to Financial Statements.

Legg Mason Partners Aggressive Growth Fund 2007 Annual Report         15

Statements of Changes in Net Assets (For the years ended August 31,)

	2007	2006
OPERATIONS:
Net investment loss	$(85,725,542)	$(83,611,725)
Net realized gain	305,768,153	9,439,939
Change in net unrealized appreciation/depreciation	331,296,254	735,033,732

Increase in Net Assets From Operations	551,338,865	660,861,946

FUND SHARE TRANSACTIONS (NOTE 5):
Net proceeds from sale of shares	1,683,020,874	1,912,243,361
Cost of shares repurchased	(3,189,363,153)	(1,698,734,241)
Net assets of shares issued in connection with merger (Note 6)	54,747,177	—

Increase (Decrease) in Net Assets From Fund Share Transactions	(1,451,595,102)	213,509,120

Increase (Decrease) in Net Assets	(900,256,237)	874,371,066
NET ASSETS:
Beginning of year	10,222,945,441	9,348,574,375

End of year*	$9,322,689,204	$10,222,945,441

* Includes accumulated net investment loss of:	$(42,696)	—

See Notes to Financial Statements.

16         Legg Mason Partners Aggressive Growth Fund 2007 Annual Report

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended August 31:

Class A Shares(1)	2007		2006(2)	2005(2)	2004(2)	2003(2)
Net Asset Value, Beginning of Year	$109.36		$101.83	$84.33	$78.36	$62.24

Income (Loss) From Operations:
Net investment loss	(0.69)		(0.64)	(0.63)	(0.71)	(0.58)
Net realized and unrealized gain	6.69		8.17	18.13	6.68	16.70

Total Income From Operations	6.00		7.53	17.50	5.97	16.12

Net Asset Value, End of Year	$115.36		$109.36	$101.83	$84.33	$78.36

Total Return(3)	5.49%		7.39%	20.75%	7.62%	25.90%

Net Assets, End of Year (millions)	$4,354		$4,274	$3,677	$2,959	$2,332

Ratios to Average Net Assets:
Gross expenses	1.15	%(4)	1.13%	1.21%	1.21%	1.22%
Net expenses	1.15	(4)(5)	1.13 (5)	1.21	1.19 (5)	1.22
Net investment loss	(0.59)		(0.59)	(0.69)	(0.82)	(0.86)

Portfolio Turnover Rate	0	%(6)	5%	2%	5%	1%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Represents a share of capital stock outstanding prior to April 16, 2007.

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.14% (Note 11).

(5)	Reflects fee waivers and/or expense reimbursements.

(6)	Amount represents less than 1%.

See Notes to Financial Statements.

Legg Mason Partners Aggressive Growth Fund 2007 Annual Report         17

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended August 31:

Class B Shares(1)	2007		2006(2)	2005(2)	2004(2)	2003(2)
Net Asset Value, Beginning of Year	$97.28		$91.33	$76.25	$71.43	$57.19

Income (Loss) From Operations:
Net investment loss	(1.47)		(1.36)	(1.23)	(1.28)	(1.03)
Net realized and unrealized gain	5.95		7.31	16.31	6.10	15.27

Total Income From Operations	4.48		5.95	15.08	4.82	14.24

Net Asset Value, End of Year	$101.76		$97.28	$91.33	$76.25	$71.43

Total Return(3)	4.61%		6.51%	19.78%	6.75%	24.90%

Net Assets, End of Year (millions)	$1,955		$2,251	$2,326	$2,124	$1,984

Ratios to Average Net Assets:
Gross expenses	1.99	%(4)	1.95%	2.01%	2.03%	2.03%
Net expenses	1.98	(4)(5)	1.95 (5)	2.01	2.01 (5)	2.03
Net investment loss	(1.43)		(1.42)	(1.49)	(1.64)	(1.67)

Portfolio Turnover Rate	0	%(6)	5%	2%	5%	1%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Represents a share of capital stock outstanding prior to April 16, 2007.

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.97% (Note 11).

(5)	Reflects fee waivers and/or expense reimbursements.

(6)	Amount represents less than 1%.

See Notes to Financial Statements.

18         Legg Mason Partners Aggressive Growth Fund 2007 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended August 31:

Class C Shares(1)	2007		2006(2)	2005(2)	2004(2)	2003(2)
Net Asset Value, Beginning of Year	$98.09		$91.94	$76.69	$71.79	$57.44

Income (Loss) From Operations:
Net investment loss	(1.29)		(1.21)	(1.17)	(1.22)	(0.99)
Net realized and unrealized gain	6.01		7.36	16.42	6.12	15.34

Total Income From Operations	4.72		6.15	15.25	4.90	14.35

Net Asset Value, End of Year	$102.81		$98.09	$91.94	$76.69	$71.79

Total Return(3)	4.81%		6.69%	19.89%	6.83%	24.98%

Net Assets, End of Year (millions)	$1,798		$1,900	$1,782	$1,611	$1,415

Ratios to Average Net Assets:
Gross expenses	1.80	%(4)	1.80%	1.93%	1.95%	1.96%
Net expenses	1.80	(4)(5)	1.78 (5)	1.93	1.93 (5)	1.96
Net investment loss	(1.24)		(1.24)	(1.40)	(1.56)	(1.60)

Portfolio Turnover Rate	0	%(6)	5%	2%	5%	1%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Represents a share of capital stock outstanding prior to April 16, 2007.

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.78% (Note 11).

(5)	Reflects fee waivers and/or expense reimbursements.

(6)	Amount represents less than 1%.

See Notes to Financial Statements.

Legg Mason Partners Aggressive Growth Fund 2007 Annual Report         19

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended August 31:

Class I Shares(1)(2)	2007		2006(3)	2005(3)	2004(3)	2003(3)
Net Asset Value, Beginning of Year	$114.00		$105.71	$87.18	$80.67	$63.81

Income (Loss) From Operations:
Net investment loss	(0.20)		(0.19)	(0.25)	(0.36)	(0.30)
Net realized and unrealized gain	6.98		8.48	18.78	6.87	17.16

Total Income From Operations	6.78		8.29	18.53	6.51	16.86

Net Asset Value, End of Year	$120.78		$114.00	$105.71	$87.18	$80.67

Total Return(4)	5.95%		7.84%	21.25%	8.07%	26.42%

Net Assets, End of Year (millions)	$1,212		$1,798	$1,564	$1,186	$876

Ratios to Average Net Assets:
Gross expenses	0.72	%(5)	0.71%	0.79%	0.80%	0.81%
Net expenses	0.72	(5)(6)	0.70 (6)	0.79	0.78 (6)	0.81
Net investment loss	(0.16)		(0.17)	(0.27)	(0.40)	(0.43)

Portfolio Turnover Rate	0	%(7)	5%	2%	5%	1%

(1)	Per share amounts have been calculated using the average shares method.

(2)	As of November 20, 2006, Class Y shares were renamed Class I shares.

(3)	Represents a share of capital stock outstanding prior to April 16, 2007.

(4)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(5)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.71% (Note 11).

(6)	Reflects fee waivers and/or expense reimbursements.

(7)	Amount represents less than 1%.

See Notes to Financial Statements.

20         Legg Mason Partners Aggressive Growth Fund 2007 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Class R Shares(1)	2007(2)
Net Asset Value, Beginning of Year	$116.16

Income (Loss) From Operations:
Net investment loss	(0.52)
Net realized and unrealized loss	(0.34)

Total Loss From Operations	(0.86)

Net Asset Value, End of Year	$115.30

Total Return(3)	(0.74)%

Net Assets, End of Year (000s)	$2,895

Ratios to Average Net Assets:
Gross expenses(4)	1.23%
Net expenses(4)	1.23%
Net investment loss	(0.69)

Portfolio Turnover Rate(5)	0%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the period December 28, 2006 (inception date) to August 31, 2007.

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(4)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.23% (Note 11).

(5)	Amount represents less than 1%.

See Notes to Financial Statements.

Legg Mason Partners Aggressive Growth Fund 2007 Annual Report         21

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Class FI Shares(1)	2007(2)
Net Asset Value, Beginning of Year	$119.97

Income (Loss) From Operations:
Net investment loss	(0.12)
Net realized and unrealized loss	(4.42)

Total Income From Operations	(4.54)

Net Asset Value, End of Year	$115.43

Total Return(3)	(3.78)%

Net Assets, End of Year (000s)	$1,517

Ratios to Average Net Assets:
Gross expenses	0.99%
Net expenses	0.99
Net investment loss	(0.29)

Portfolio Turnover Rate(4)	0%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the period April 30, 2007 (inception date) to August 31, 2007.

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(4)	Amount represents less than 1%.

See Notes to Financial Statements.

22         Legg Mason Partners Aggressive Growth Fund 2007 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

The Legg Mason Partners Aggressive Growth Fund (formerly known as Legg Mason Partners Aggressive Growth Fund, Inc.) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Prior to April 16, 2007, the Fund was a Maryland corporation, registered under the 1940 Act, as a diversified, open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest

Legg Mason Partners Aggressive Growth Fund 2007 Annual Report         23

Notes to Financial Statements (continued)

payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(d) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(g) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

24         Legg Mason Partners Aggressive Growth Fund 2007 Annual Report

Notes to Financial Statements (continued)

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Accumulated Net Investment Loss	Accumulated Net Realized Loss/Gain	Paid-in Capital
(a)	$85,690,459	$(524,738,083)	$439,047,624
(b)	(5,016)	5,016	—

(a)	Reclassifications are primarily due to a tax net operating loss, the expiration of a capital loss carryover, book realized gains associated with securities involved in an in-kind distribution (See Note 5) and book/tax differences in the treatment of various items.

(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes.

2.	Investment Management Agreement and Other Transactions with Affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) is the Fund’s subadviser. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee which is calculated daily and paid monthly at an annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Annual Rate
First $1 billion	0.750%
Next $1 billion	0.725
Next $3 billion	0.700
Next $5 billion	0.675
Over $10 billion	0.650

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term investments. For its services, LMPFA pays ClearBridge 70% of the net management fee it receives from the Fund.

During the twelve months ended August 31, 2007, the Fund was reimbursed for expenses in the amount of $71,494.

Citigroup Global Markets Inc. (“CGM”), Legg Mason Investor Services, LLC (“LMIS”) and PFS Investments Inc. (“PFS”) serve as distributors of the Fund. LMIS is a wholly-owned broker-dealer subsidiary of Legg Mason.

There is a maximum initial sales charge of 5.75% for Class A shares. Effective November 20, 2006, the maximum initial sales charge on Class A shares of the Fund increased from 5.00% to 5.75% for shares purchased on or after that date. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if

Legg Mason Partners Aggressive Growth Fund 2007 Annual Report         25

Notes to Financial Statements (continued)

redemption occurs within one year from purchase payment. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended August 31, 2007, LMIS and its affiliates received sales charges of approximately $305,000 on sales of the Fund’s Class A shares. In addition, for the year ended August 31, 2007, CDSCs paid to LMIS and its affiliates were approximately:

	Class A	Class B	Class C
CDSCs	$13,000	$1,300,000	$165,000

As of the close of business, December 1, 2006, the Fund assumed a liability for deferred compensation in the amount of $355 due to the merger with Legg Mason Partners Health Sciences Fund.

As of August 31, 2007, the Fund had accrued $651 as deferred compensation.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3.	Investments

During the year ended August 31, 2007, the aggregate cost of purchases and proceeds from sales of investments were as follows:

Purchases	$9,901,390

Sales	1,523,015,137

At August 31, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$4,339,718,553
Gross unrealized depreciation	(449,966,836)

Net unrealized appreciation	$3,889,751,717

4.	Class Specific Expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B, C, R and FI shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B, C and R shares calculated at the annual rate of 0.75%, 0.75%, and 0.25% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

26         Legg Mason Partners Aggressive Growth Fund 2007 Annual Report

Notes to Financial Statements (continued)

For the year ended August 31, 2007, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses
Class A	$11,407,805	$8,075,587	$311,841
Class B	22,014,490	5,600,592	237,659
Class C	19,483,294	1,394,943	126,930
Class I*	—	4,388	50,764
Class R**	2,862	90	7
Class FI†	1,416	222	12

Total	$52,909,867	$15,075,822	$727,213

*	As of November 20, 2006, Class Y shares were renamed Class I shares.

**	For the period December 28, 2006 (inception date) to August 31, 2007.
†	For the period April 30, 2007 (inception date) to August 31, 2007.

5.	Shares of Beneficial Interest

At August 31, 2007, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Prior to April 16, 2007, the Fund had 100 million shares of capital stock authorized with par value of $0.01 per share.

Transactions in shares of each class were as follows:

	Year Ended August 31, 2007		Year Ended August 31, 2006
	Shares	Amount	Shares	Amount
Class A
Shares sold	7,023,601	$816,150,581	8,920,885	$966,672,149
Shares repurchased	(8,528,346)	(997,814,795)	(5,954,155)	(642,793,027)
Shares issued with merger	171,021	19,764,046	—	—

Net Increase (Decrease)	(1,333,724)	$(161,900,168)	2,966,730	$323,879,122

Class B
Shares sold	1,424,056	$146,578,874	2,306,292	$223,382,138
Shares repurchased	(5,580,472)	(576,675,649)	(4,629,359)	(446,639,925)
Shares issued with merger	221,548	22,725,893	—	—

Net Decrease	(3,934,868)	$(407,370,882)	(2,323,067)	$(223,257,787)

Class C
Shares sold	2,147,462	$222,787,968	3,446,082	$336,518,154
Shares repurchased	(4,145,325)	(432,013,042)	(3,458,299)	(336,155,352)
Shares issued with merger	118,445	12,257,238	—	—

Net Increase (Decrease)	(1,879,418)	$(196,967,836)	(12,217)	$362,802

Legg Mason Partners Aggressive Growth Fund 2007 Annual Report         27

Notes to Financial Statements (continued)

	Year Ended August 31, 2007		Year Ended August 31, 2006
	Shares	Amount	Shares	Amount
Class I*
Shares sold	4,071,468	$491,997,424	3,446,510	$385,670,920
Shares repurchased	(9,811,509)	(1,181,951,125)	(2,466,011)	(273,145,937)

Net Increase (Decrease)	(5,740,041)	$(689,953,701)	980,499	$112,524,983

Class R**
Shares sold	28,496	$3,426,707	—	—
Shares repurchased	(3,388)	(403,513)	—	—

Net Increase	25,108	$3,023,194	—	—

Class FI†
Shares sold	17,332	$2,079,320	—	—
Shares repurchased	(4,188)	(505,029)	—	—

Net Increase	13,144	$1,574,291	—	—

*	As of November 20, 2006, Class Y shares were renamed Class I shares.

**	For the period December 28, 2006 (inception date) to August 31, 2007.

†	For the period April 30, 2007 (inception date) to August 31, 2007.

During the year ended August 31, 2007, a large institutional investor exchanged its investment in the Fund and placed it in a separately managed account also advised by ClearBridge and managed by the current portfolio manager of the Fund. As a result, on August 30, 2007, the Fund delivered portfolio securities in lieu of cash with a market value of approximately $723,745,900. The net realized gains on securities delivered due to this transaction amounted to $525,602,823. These gains are not realized for tax purposes and will not result in a taxable distribution to the remaining shareholders of the Fund.

6.	Transfer of Net Assets

On December 1, 2006, the Fund acquired the assets and certain liabilities of the Legg Mason Partners Health Sciences Fund, pursuant to a plan of reorganization approved by Legg Mason Health Sciences Fund shareholders on November 20, 2006. Total shares issued by the Fund and the total net assets of Legg Mason Partners Health Sciences Fund and the Fund on the date of the transfer were as follows:

Acquired Fund	Shares Issued by the Fund	Total Net Assets of the Acquired Fund	Total Net Assets of the Fund
Legg Mason Partners Health Sciences Fund	511,014	$54,747,177	$10,785,330,413

The total net assets of Legg Mason Partners Health Sciences Fund before acquisition included unrealized appreciation of $2,033,044, accumulated net realized loss of $3,665,751 and accumulated net investment loss of $2,597. Total net assets of the Fund immediately after the transfer were $10,840,077,590. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

28         Legg Mason Partners Aggressive Growth Fund 2007 Annual Report

Notes to Financial Statements (continued)

7.	Income Tax Information and Distributions to Shareholders

During the fiscal years ended 2007 and 2006, the Fund did not make any distributions.

As of August 31, 2007, the components of accumulated earnings on a tax basis were as follows:

Capital loss carryforward*	$(5,451,889)
Other book/tax temporary differences(a)	(218,287,964)
Unrealized appreciation/(depreciation)(b)	3,889,751,735

Total accumulated earnings/(losses) - net	$3,666,011,882

*	During the taxable year ended August 31, 2007, $3,048,413 of capital loss carryforward were transferred to the Fund as a result of the reorganization discussed in Note 6. As of August 31, 2007, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
8/31/2009	$(2,098,915)
8/31/2011	(1,117,565)
8/31/2014	(84,758)
8/31/2015	(2,150,651)

$(5,451,889)

These amounts will be available to offset any future taxable capital gains. Additionally, $3,048,413 of the capital loss carryforward is subject to certain tax limitations as a result of the reorganization discussed in Note 6.

(a)	Other book/tax temporary differences are attributable primarily to the deferral of post-October capital losses for tax purposes and differences in the book/tax treatment of various items.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

8.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), the then-investment adviser or manager to the Fund, and CGM, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that

Legg Mason Partners Aggressive Growth Fund 2007 Annual Report         29

Notes to Financial Statements (continued)

the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

9.	Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering

30         Legg Mason Partners Aggressive Growth Fund 2007 Annual Report

Notes to Financial Statements (continued)

clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested (including the Fund) and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM, SBFM and CGM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint. The Defendants have filed a motion to dismiss the Second Amended Complaint. It is uncertain when the court will decide the motion. No assurances can be given as to the outcome of this matter.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

Legg Mason Partners Aggressive Growth Fund 2007 Annual Report         31

Notes to Financial Statements (continued)

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the Fund’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Fund or the ability of the Fund’s investment manager and its affiliates to continue to render services to the Fund under their respective contracts.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint. The plaintiffs have the ability to appeal this order.

10.	Other Matters

As previously disclosed, on September 16, 2005, the staff of the SEC informed SBFM and SBAM, that the staff was considering recommending administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). On September 27, 2007, SBFM and SBAM, without admitting or denying any findings therein, consented to the entry of an order by the SEC relating to the disclosure by certain other funds that are closed-end funds of the sources of distributions paid by the funds between 2001 and 2004. Each of SBFM and SBAM agreed to pay a fine of $450,000, for which it was indemnified by Citigroup, Inc., its former parent. It is not expected that this matter will adversely impact the Fund or its current investment adviser.

* * *

On July 24, 2007, NYSE Regulation, Inc. (“NYSE Regulation”) and the New Jersey Bureau of Securities (“NJBS”) announced they had censured and fined CGM for failing to supervise trading of mutual fund shares and variable annuity mutual fund sub-accounts, failing to prevent deceptive market timing by certain brokers on behalf of hedge-fund customers, and failing to maintain adequate books and records during the period from January 2000 to September 2003. Under the settlement with NYSE Regulation and NJBS, CGM agreed to pay a total of $50 million in disgorgement and penalties and neither admitted nor denied guilt. CGM is a distributor of the Fund. The Fund’s investment manager believes that this settlement will not have any effect on the financial position or results of operations of the Funds. The investment manager has been informed by CGM that the settlement will not affect the ability of CGM to continue to render services to the Fund under its contract.

11.	Special Shareholder Meeting and Reorganization

Shareholders approved a number of initiatives designed to streamline and restructure the fund complex. These matters were implemented in 2007. As noted in the proxy materials, Legg Mason paid for a portion of the costs related to these initiatives. The portions of the costs borne by the Fund were recognized in the period during which the expense was

32         Legg Mason Partners Aggressive Growth Fund 2007 Annual Report

Notes to Financial Statements (continued)

incurred. Such expenses relate to obtaining shareholder votes for proposals presented in the proxy, the election of board members, retirement of board members, as well as printing, mailing, and soliciting proxies. The portions of these costs borne by the Fund and reflected in the Statement of Operations are deemed extraordinary and, therefore, not subject to expense limitation agreements, if applicable.

12.	Recent Accounting Pronouncement

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund was September 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the financial statements.

* * *

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At the time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

Legg Mason Partners Aggressive Growth Fund 2007 Annual Report         33

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Aggressive Growth Fund (formerly Legg Mason Partners Aggressive Growth Fund, Inc.), a series of Legg Mason Partners Equity Trust as of August 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2007, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Aggressive Growth Fund as of August 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 25, 2007

34         Legg Mason Partners Aggressive Growth Fund 2007 Annual Report

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of the Legg Mason Partners Aggressive Growth Fund (the “Fund”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Non-Interested Trustees:
Paul R. Ades c/o R. Jay Gerken, CFA Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue 49th Floor New York, NY 10018 Birth Year: 1940	Trustee	Since 1994	Law Firm of Paul R. Ades, PLLC (from April 2000 to present)	57	None

Andrew L. Breech c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue 49th Floor New York, NY 10018 Birth Year: 1952	Trustee	Since 2007	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)	57	None

Dwight B. Crane c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue 49th Floor New York, NY 10018 Birth Year: 1937	Trustee	Since 1981	Professor, Harvard Business School	60	None

Robert M. Frayn, Jr. c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue 49th Floor New York, NY 10018 Birth Year: 1934	Trustee	Since 2007	Retired; Formerly, President and Director, Book Publishing Co. (1970 to 2002)	57	None

Frank G. Hubbard c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue 49th Floor New York, NY 10018 Birth Year: 1937	Trustee	Since 1993	President of Avatar International, Inc. (Business Development) (since 1998)	57	None

Legg Mason Partners Aggressive Growth Fund         35

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Howard J. Johnson c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue 49th Floor New York, NY 10018 Birth Year: 1938	Trustee	Since 2007	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)	57	None

David E. Maryatt c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue 49th Floor New York, NY 10018 Birth Year: 1936	Trustee	Since 2007	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1993)	57	None

Jerome H. Miller c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue 49th Floor New York, NY 10018 Birth Year: 1938	Trustee	Since 1998	Retired	57	None

Ken Miller c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue 49th Floor New York, NY 10018 Birth Year: 1942	Trustee	Since 1994	President of Young Stuff Apparel Group, Inc. (since 1963)	57	None

John J. Murphy c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue 49th Floor New York, NY 10018 Birth Year: 1944	Trustee	Since 2007	President; Murphy Capital Management (investment advice) (since 1983)	57	Director, Nicholas Applegate funds; Trustee; Consulting Group Capital Markets Funds; Formerly, Director, Atlantic Stewardship Bank (2004 to 2005); director, Barclays International Funds Group Ltd. and affiliated companies (to 2003)

Thomas F. Schlafly c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue 49th Floor New York, NY 10018 Birth Year: 1948	Trustee	Since 2007	Of Counsel, Blackwell Sanders Peper Martin LLP (law firm) (since 1984); President, The Saint Louis Brewery, Inc. (brewery) (since 1989)	57	Director, Citizens National Bank, Maplewood (since 2006)

36         Legg Mason Partners Aggressive Growth Fund

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Jerry A. Viscione c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue 49th Floor New York, NY 10018 Birth Year: 1944	Trustee	Since 2007	Retired; Formerly, Executive Vice President, Marquette University (from 1997 to 2002)	57	None

Interested Trustee:
R. Jay Gerken, CFA(3) Legg Mason 620 Eighth Avenue 49th Floor New York, NY 10018 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason; Chairman of the Board and Trustee/Director of 150 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; Chairman, President and Chief Executive Officer of LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason and its affiliates; Formerly Chairman President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (2002 to 2005)	133	Trustee, Consulting Group Capital Markets Funds (from 2002 to 2006)

Officers:
Kaprel Ozsolak Legg Mason 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)	N/A	N/A

Legg Mason Partners Aggressive Growth Fund         37

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Ted P. Becker Legg Mason 620 Eighth Avenue 49th Floor New York, NY 10018 Birth Year: 1951	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); Managing Director of Compliance at Legg Mason or its predecessor (from 2002 to 2005); Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup, Inc.	N/A	N/A

John Chiota Legg Mason 300 First Stamford Place 2nd Floor Stamford, CT 06902 Birth Year: 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse	N/A	N/A

Thomas C. Mandia Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1962	Assistant Secretary	Since 2000	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005); Managing Director and Deputy General Counsel for CAM (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason and Co.	N/A	N/A

38         Legg Mason Partners Aggressive Growth Fund

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Albert Laskaj Legg Mason 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1977	Controller	Since 2007	Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2005 to 2007); Formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2003 to 2005); Prior to 2003, Senior Analyst of certain mutual funds associated with certain predecessor firms of Legg Mason	N/A	N/A

Robert I. Frenkel Legg Mason 300 First Stamford Place 2nd Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)	N/A	N/A

(1)	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

(2)	Indicates the earliest year in which the Trustee became a Board Member for a Fund in the Legg Mason Partners Fund complex.

(3)	Mr. Gerken is an “interested person” of the Trust as defined in the 1940 Act, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Legg Mason Partners Aggressive Growth Fund         39

Legg Mason Partners Aggressive Growth Fund

TRUSTEES

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

R. Jay Gerken, CFA
Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

INVESTMENT MANAGER

Legg Mason Partners Fund Advisor, LLC

SUBADVISER

ClearBridge Advisors, LLC

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor Services, LLC

PFS Investments Inc.

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough, Massachusetts 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of the shareholders of Legg Mason Partners Aggressive Growth Fund but it may also be used as sales literature when preceded or accompanied by the current prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/InvestorServices

©2007 Legg Mason Investor Services, LLC

Member FINRA, SIPC

FD0433 10/07	SR07-413

Legg Mason Partners

Aggressive Growth Fund

The Fund is a separate investment series of the Legg Mason Partners Equity Trust, a Maryland business trust.

LEGG MASON PARTNERS AGGRESSIVE GROWTH FUND

Legg Mason Partners Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year, and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending August 31, 2006 and August 31, 2007 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $35,000 in 2006 and $37,100 in 2007.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2006 and $9,000 in 2007. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Equity Trust (formerly known as Legg Mason Partners Aggressive Growth Fund).

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to July 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2006 and $5,100 in 2007. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Equity Trust were $0 in 2006 and $6,150 in 2007. These services consisted of procedures performed in connection with the mergers of the Legg Mason Partners Equity Trust for the following dates: December 1, 2006, February 2, 2007, March 2, 2007 and March 16, 2007.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee July implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes July impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services July not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2006 and 2007; Tax Fees were 100% and 0% for 2006 and 2007; and Other Fees were 100% and 0% for 2006 and 2007.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust and LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2007.

(h) Yes. Legg Mason Partners Equity Trust‘s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

b)	Not applicable

ITEM 6. SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date: November 7, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date: November 7, 2007

By:	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer of
Legg Mason Partners Equity Trust

Date: November 7, 2007